UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 3, 2026
Stewards, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-291586	88-0436017
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4300 N. University Drive, Suite D-105, Lauderhill, Florida	33351
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (516) 419-5300
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 3, 2026, Stewards, Inc. (the "Company") entered into Amendment No. 4 to Loan Agreement (the "Amendment") with Stewards International Funds PCC (on behalf of the Stewards Private Credit Fund) (the "Lender"). The Amendment is effective, solely as between the parties, as of 11:59 p.m. Eastern Time on August 31, 2026.

The Amendment relates to the Loan Agreement dated September 17, 2025 between the Company and the Lender, as previously amended (the "Loan Agreement"). As previously disclosed, the Loan Agreement authorizes the Company to issue up to $100.0 million in aggregate principal amount of unsecured, unsubordinated debt notes to the Lender, subject to the amount actually funded and without a guarantee that the full authorized amount will be advanced.

Pursuant to the Amendment:

•the facility Closing Date is extended from August 31, 2026 to November 15, 2026, while the fixed annual interest rate remains 8.00%, the Maturity Date remains August 31, 2030 and the $100.0 million aggregate facility limit is not increased;
•the parties ratify the continuity of the facility from immediately after the former Closing Date, and the Lender waives solely any lapse caused by that former date, without waiving any payment default, covenant breach, Event of Default, funding condition, third-party right or requirement of applicable law;
•the exercise price of the debt-facility warrants (the "Facility Warrants") remains $0.76 per share, and the existing coverage applicable to principal funded and accepted on or before August 31, 2026 remains one Facility Warrant for every $0.76 of such principal;
•for principal funded and accepted after August 31, 2026 through the extended Closing Date, warrant coverage is reduced to one Facility Warrant for every $3.00 funded, with the pre-extension and extension-period entitlements calculated separately;
•on and effective as of November 15, 2026, the Company must issue every Facility Warrant then earned, accrued, due or otherwise required to be issued but not previously issued, including all Facility Warrants earned during the extension period, after crediting warrants previously issued so that no advance produces duplicate coverage; and
•shares of the Company's common stock issued upon exercise of any Facility Warrant will be restricted securities and will not be freely tradable or eligible for unrestricted public resale unless covered by an effective registration statement or an applicable exemption from registration.

The Amendment does not, by its terms, itself advance any additional principal or issue any Facility Warrants or shares of common stock upon execution. The amount of any extension-period funding and the corresponding number of Facility Warrants will depend on principal actually funded and accepted through the extended Closing Date.

Glen Steward, the Chairman of the Company's Board of Directors (the "Board"), is a related-party transaction. Mr. Steward disclosed his interest and abstained in writing from consenting to, voting on or otherwise approving the Amendment. The four disinterested directors approved the Amendment after determining in good faith that its terms are fair and reasonable to, and in the best interests of, the Company and its stockholders.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference. The Amendment extends the period during which direct financial obligations may arise under the Loan Agreement but does not itself increase the $100.0 million aggregate facility limit. Notes issued for principal actually funded remain unsecured and unsubordinated obligations of the Company, bear interest at 8.00% per annum and mature on August 31, 2030, subject to the existing terms of the Loan Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference. The number of Facility Warrants attributable to extension-period principal is not determinable as of the date of this report and will equal the actual principal funded and accepted after August 31, 2026 through November

15, 2026 divided by $3.00, subject to the fractional-warrant provisions described in the Amendment. Each Facility Warrant will be exercisable for one share of the Company's common stock, par value $0.0001 per share, at an exercise price of $0.76 per share, subject to the existing anti-dilution provisions, after the later of the Maturity Date or a Liquidity Event and for three years thereafter.

The Facility Warrants will constitute consideration issued in connection with actual principal advanced under the Loan Agreement. The Amendment does not provide for any underwriting discount or commission payable by the Company in connection with the Facility Warrants. The Company intends to rely upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506(b) of Regulation D thereunder, based on the privately negotiated nature of the transaction, the absence of general solicitation and the Lender's representation that it is an accredited investor. The Facility Warrants and the shares issuable upon exercise have not been registered under the Securities Act and will be subject to applicable restrictions on transfer.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 4 to Loan Agreement, dated September 3, 2026, by and between Stewards, Inc. and Stewards International Funds PCC (on behalf of the Stewards Private Credit Fund).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEWARDS, INC.

Dated:	September 4, 2026	By:	/s/ Katuischia Murless
		Name:	Katuischia Murless
		Title:	Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

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